                                                                  EXHIBIT 10.11

                                THIRD AMENDMENT
                              TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of September 12, 2002, is by and among PRG-Schultz USA, Inc. (formerly The Profit Recovery Group USA, Inc.), a Georgia corporation (the "Borrower"), PRG-Schultz International, Inc. (formerly The Profit Recovery Group International, Inc.), a Georgia corporation (the "Parent"), each of the Domestic Subsidiaries of the Parent (together with the Parent, the "Guarantors"), the Lenders party thereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the meanings provided in the Credit Agreement (as defined below).

                                  WITNESSETH:

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of December 31, 2001 (as amended or modified from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower has requested and the Required Lenders have agreed to amend certain terms of the Credit Agreement as set forth below;

         NOW, THEREFORE, in consideration of the agreements contained herein and other good and valuable consideration, the parties hereby agree as follows:

         1. Amended Definition. The definition of "Fixed Charge Coverage Ratio" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Fixed Charge Coverage ratio" means, as of the end of each fiscal quarter of the Consolidated Parties for the twelve month period ending on such date, the ratio of (a) the sum of (i) Consolidated EBIT for the applicable period plus (ii) Consolidated Rental Expense for the applicable period plus (iii) any amortization of intangible assets (other than accelerated amortization of goodwill required under FASB
         142) for the applicable period to (b) the sum of (i) Consolidated Interest Expense for the applicable period plus (ii) Consolidated Rental Expense for the applicable period plus (iii) any payment of cash dividends by the Parent to its shareholders during the applicable period.

         2. Section 7.11(iv). The last sentence of Section 7.11(iv) is amended and restated in its entirety to read as follows:

         For purposes of determining compliance with the Net Worth covenant set forth above, the base number of $200,000,000 set forth above shall be
         (a) reduced by the amount of any net book losses realized from the sale of the Logistics Division or the Groupe Alma Business, (b) reduced (or increased) by the amount of any "mark to market" net book losses (or gains) required in accordance with GAAP to be recorded prior to the sale of the


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         Logistics Division or any Discontinued Operation or non-cash charges
         (or gains) related to the reclassification of any such Discontinued Operation as "continuing" or "operating", (c) reduced by the amount of accelerated amortization of goodwill required under FASB 142, in each case occurring or incurred subsequent to September 30, 2001, (d) reduced by the amount of the write-off of all capitalized loan fees made during the period in which the Closing Date occurs and (e) reduced by the amount of any repurchases by the Parent of shares of its Capital Stock in accordance with Section 8.7 in an amount not to exceed $25,000,000 in the aggregate for all such repurchases occurring after September 12, 2002.

         3. Section 8.7. Subsection (e) of Section 8.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (e) so long as no Default or Event of Default exists prior to and after giving effect to such transaction, the Parent may repurchase shares of its Capital Stock and may make cash dividends to its shareholders, provided that, after giving effect to any such transaction on a pro forma basis, (A) the Senior Leverage Ratio is less than 1.0 to 1.0, (B) the Credit Parties are in compliance with the financial covenants set forth in Section 7.11 and (C) the total outstanding amount of Revolving Obligations is less than or equal to $40,000,000 (in each case as demonstrated in an officer's certificate in a form satisfactory to the Administrative Agent).

         4. Schedule 6.13. Schedule 6.13 to the Credit Agreement is hereby deemed amended to include the following information:

         PRG-Schultz Australia, Inc., a Texas corporation wholly owned by PRG-Schultz International, Inc., was merged into PRG-Schultz Australia, Inc., a Georgia corporation wholly owned by PRG-Schultz International, Inc.

         5. Conditions Precedent. This Amendment shall become effective immediately upon receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

                  (a) Counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders; and

                  (b) For the account of each Lender who executes this Amendment on or before September 12, 2002, an amendment fee equal to 0.125% of such Lender's existing Revolving Commitment.

         6.       Miscellaneous.

                  (a) The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement, and the obligations of the Credit Parties


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         thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

                  (b) The Credit Parties acknowledge and confirm (i) that the Administrative Agent, on behalf of the Lenders, has a valid and enforceable first priority security interest in the Collateral, (ii) that the Borrower's obligation to repay the outstanding principal amount of the Loans and reimburse the Issuing Lender for any drawing on a Letter of Credit is unconditional and not subject to any offsets, defenses or counterclaims, (iii) that the Administrative Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Credit Documents, and (iv) by entering into this Amendment, the Lenders do not waive or release any term or condition of the Credit Agreement or any of the other Credit Documents or any of their rights or remedies under such Credit Documents or applicable law or any of the obligations of any Credit Party thereunder.

                  (c) The Credit Parties represent and warrant to the Lenders that (i) the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

                  (d) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

                  (e) This Amendment shall be governed by and construed in accordance with, the laws of the State of Georgia.

                  (f) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (g) The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Collateral Documents and agree that this Amendment shall in no manner adversely affect or impair such liens and security interests.

                  (h) Each Credit Party hereby represents and warrants as follows:

                           (i) Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                           (ii) This Amendment has been duly executed and delivered by the Credit Parties and constitutes each of the Credit Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization,


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                  fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                           (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment.

                  (i) The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Amendment, (ii) affirm all of their obligations under the Credit Documents and (iii) agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

                  (j) This Amendment together with the other Credit Documents represent the entire agreement of the parties and supersedes all prior agreements and understandings, oral or written if any, relating to the Credit Documents or the transactions contemplated herein and therein.

                  [remainder of page intentionally left blank]


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         Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


BORROWER:         PRG-SCHULTZ USA, INC. (formerly The Profit Recovery
                  Group USA, Inc.), a Georgia corporation



                  By: /s/ Donald E. Ellis, Jr.
                     ----------------------------------------------------------
                  Name: Donald E. Ellis, Jr.
                  Title: Executive Vice President -- Finance,
                         Chief Financial Officer and Treasurer


GUARANTORS:       PRG-SCHULTZ INTERNATIONAL, INC. (formerly The Profit
                  Recovery Group International, Inc.), a Georgia corporation



                  By: /s/ Donald E. Ellis, Jr.
                     ----------------------------------------------------------
                  Name: Donald E. Ellis, Jr.
                  Title: Executive Vice President -- Finance,
                         Chief Financial Officer and Treasurer


                  PRGFS, INC.,
                  PRGLS, INC.,
                  each a Delaware corporation



                  By: Donald E. Ellis, Jr.
                     ----------------------------------------------------------
                  Name: Donald E. Ellis, Jr.
                  Title: Executive Vice President -- Finance


                  PRGRS, INC., a Delaware corporation



                  By: John M. Cook
                     ----------------------------------------------------------
                  Name: John M. Cook
                  Title: President


                  PRG HOLDING CO. (FRANCE) NO. 1, LLC,
                  PRG HOLDING CO. (FRANCE) NO. 2, LLC,
                  each a Delaware limited liability company



                  By: Donald E. Ellis, Jr.
                     ----------------------------------------------------------
                  Name: Donald E. Ellis, Jr.
                  Title:  Executive Vice President -- Finance,
                          Chief Financial Officer and Treasurer


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GUARANTORS:       THE PROFIT RECOVERY GROUP U.K., INC.,
                  THE PROFIT RECOVERY GROUP ASIA, INC.,
                  PRG-SCHULTZ CANADA, INC. (formerly The Profit Recovery
                     Group Canada, Inc.),
                  THE PROFIT RECOVERY GROUP NEW ZEALAND, INC.,
                  THE PROFIT RECOVERY GROUP NETHERLANDS, INC.,
                  THE PROFIT RECOVERY GROUP BELGIUM, INC.,
                  THE PROFIT RECOVERY GROUP MEXICO, INC.,
                  THE PROFIT RECOVERY GROUP FRANCE, INC.,
                  PRG-SCHULTZ AUSTRALIA, INC. (formerly The Profit Recovery
                     Group Australia, Inc.),
                  THE PROFIT RECOVERY GROUP GERMANY, INC.,
                  PRG INTERNATIONAL, INC.,
                  THE PROFIT RECOVERY GROUP SWITZERLAND, INC.,
                  THE PROFIT RECOVERY GROUP SOUTH AFRICA, INC.,
                  THE PROFIT RECOVERY GROUP SPAIN, INC.,
                  THE PROFIT RECOVERY GROUP ITALY, INC.,
                  THE PROFIT RECOVERY GROUP GREECE, INC.,
                  THE PROFIT RECOVERY GROUP PORTUGAL, INC.,
                  PAYMENT TECHNOLOGIES, INC.,
                  THE PROFIT RECOVERY GROUP COSTA RICA, INC., PRG, INC., PRG USA, INC., each a Georgia corporation



                  By: /s/ Donald E. Ellis, Jr.
                     ----------------------------------------------------------
                  Name: Donald E. Ellis, Jr.
                  Title: Executive Vice President -- Finance,
                         Chief Financial Officer and Treasurer


                  HS&A ACQUISITION -- UK, INC.,
                  a Texas corporation



                  By: /s/ Donald E. Ellis, Jr.
                     ----------------------------------------------------------
                  Name: Donald E. Ellis, Jr.
                  Title: Executive Vice President -- Finance,
                         Chief Financial Officer and Treasurer


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ADMINISTRATIVE AGENT:      BANK OF AMERICA, N.A.



                           By: /s/ Scott E. Reed
                              -------------------------------------------------
                           Name: Scott E. Reed
                                -----------------------------------------------
                           Title: SVP
                                 ----------------------------------------------


LENDERS:                   BANK OF AMERICA, N.A.



                           By: /s/ Nancy S. Goldman
                              -------------------------------------------------
                           Name: Nancy S. Goldman
                                -----------------------------------------------
                           Title: Senior Vice President
                                 ----------------------------------------------


                           LASALLE BANK, NATIONAL ASSOCIATION



                           By: /s/ Sara A. Huizinga
                              -------------------------------------------------
                           Name: Sara A. Huizinga
                                -----------------------------------------------
                           Title: Commercial Banking Officer
                                 ----------------------------------------------


                           WACHOVIA BANK, NATIONAL ASSOCIATION
                           (formerly known as Wachovia Bank, N.A.)



                           By: /s/ Katherine W. Glista
                              -------------------------------------------------
                           Name: Katherine W. Glista
                                -----------------------------------------------
                           Title: Senior Vice President
                                 ----------------------------------------------